Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of INEI Corporation (the "Company") on Form 10-KSB for the fiscal year ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



September 29, 2003
                                           /s/ Robert W. Erikson
                                           -------------------------------------
                                           Robert W. Erikson
                                           President

September 29, 2003
                                           /s/ George Wm. Erikson
                                           -------------------------------------
                                           George Wm. Erikson
                                           Chairman & General Counsel

September 29, 2003
                                           /s/ Robert F. Hartman
                                           -------------------------------------
                                           Robert F. Hartman
                                           Vice President, Secretary & Treasurer